INFINITY INC. NEWS RELEASE
For immediate release on Friday, November 14, 2003

For additional information from Infinity, Inc., please contact:
Stanton E. Ross, President/CEO - (620) 431-6200
WWW.INFINITY-RES.COM
--------------------

   INFINITY REPORTS 96% INCREASE IN GROSS PROFIT FOR 2003'S THIRD QUARTER;
                       THIRD QUARTER PRODUCTION RISES 89%

DENVER and CHANUTE, Kan. - PR Newswire - November 14, 2003 - Infinity, Inc. (NASDAQ: IFNY) today announced its results for the three months and nine months ended September 30, 2003. Financial and operational tables for the quarter and first nine months follow this commentary.

THREE AND NINE MONTH RESULTS
Infinity reported revenue of $5.2 million for the quarter ended September 30, 2003, an 86% increase over $2.8 million in the prior year. Gross profit for the third quarter was $2.8 million, compared to $1.2 million reported in the prior year. Operating income was $0.7 million compared to an operating loss of $0.3 million for the prior year. Net loss and diluted loss per share for the third quarter of 2003 were $4.5 million and $0.55, which included amortization of non-cash loan costs of $4.2 million. For the previous year, net loss and diluted loss per share were $0.3 million and $0.04, respectively.

Nine month revenue was $13.8 million, up 84% over the $7.5 million reported in 2002. Gross profit was $6.9 million, or 131% higher than 2002's $3.0 million. Operating profit of $1.0 million is a $2.2 million improvement over 2002's operating loss of $1.2 million.

OPERATIONS
Oilfield service revenues for the first nine months of the year are $8.6 million, up 45% compared to last year. Three years ago, operators took large, five-year lease tracts in the Cherokee and Forest City Basins and are actively drilling in the fields. As the largest oilfield service provider in the area, we expect to benefit in the future from our customers' desire to maintain production volumes by developing their undrilled acreage.

Production for the quarter was 340 million cubic feet equivalent (Mmcfe), an increase of 89% over the 180 Mmcfe produced in the third quarter of 2002. Year-to-date production was 1,167 Mmcfe, 69% higher than the 690 Mmcfe produced during 2002's corresponding period.

The Company is currently drilling at Pipeline and is spudding the 11-3 today. The Company has drilled and set casing on the Pipeline 11-2 and Pipeline State 36-3 wells. These three wells are field extension wells and have been classified as PUD locations based on 160 acre spacing. After this well, the 13-12 will be drilled to evaluate the infill potential of the field. As part of the recompletion effort, the Company perforated and swabbed the upper Almond sand in the 13-2, which resulted in a small show of gas. The Company is currently lining up frac crews to sequentially stimulate four new wells and one recompletion. Pending frac schedules, equipment availability, flow line installation and production test results, we expect most, if not all these wells to be hooked into sales lines by the end of the fourth quarter. The Company also continues to evaluate joint ventures and refine its engineering and geological understanding of all its assets.

During 2003, production, oil and gas prices, operating expenses and development expenditures for the Company's Labarge and Pipeline projects have varied from those estimated in its 2002 reserve reports, and additional geological, geophysical, and engineering data has been analyzed. Production at Labarge continues to be uneconomic. The Company believes that this is due to downhole operational issues at the 5 completed wells. The Company is negotiating with an industry service provider to assist in the development of Labarge, and anticipates that the 10 existing wells at Labarge will be completed or recompleted in the next several weeks. Depending on whether and when the contractual arrangements are completed, and on the timing and results of completion and recompletion efforts, the Company's year-end reserve estimates at Labarge may well be substantially less than 2002 reserves.

Although operations at Pipeline continue to be profitable, production has not met management's expectations. If additional external financing is available, the Company expects to complete 3 additional wells at Pipeline during the fourth quarter, although there is no assurance that production rates from those wells will exceed production from the existing wells. Therefore, the Company could experience a substantial year-end reduction of reserves at Pipeline. Taken together, and depending on the results of the Company's efforts over the next few months, total year-end reserve estimate reductions could potentially be material.

CAPITAL AND LIQUIDITY
Infinity ended the third quarter 2003 with a cash balance of $1.3 million and a working capital balance of $0.2 million. During the quarter, Infinity entered into a $25 million Secured Revolving Borrowing Base Credit Facility with US Bank National Association. The Company has borrowed $5.5 million under this facility, the maximum amount currently available. A portion of the proceeds from this borrowing was issued to pay short term notes. The US Bank facility carries a lower interest rate than the notes held previously and was an integral part of the Company's focus on strengthening its balance sheet.

MANAGEMENT'S COMMENTS Stanton E. Ross, Infinity President and Chief Executive Officer, said: "Infinity delivered excellent operational results for the quarter. We are steadfast in our resolve to grow Infinity's oil and gas production base and deliver top-tier oil service solutions to our customers. We expect our hard work in 2003 will pay off with continued revenue growth, production and profit in 2004."

ABOUT INFINITY, INC.

Infinity, Inc., headquartered in Chanute, Kansas, is an independent energy company engaged in the exploration, development, production, operation and acquisition of unconventional natural gas properties. The Company's current operations are principally focused on the development and expansion of its Pipeline and Labarge coalbed methane projects, which are located in the Greater Green River Basin in southwestern Wyoming and northwestern Colorado. In addition, Infinity owns Consolidated Oil Well Services, Inc., an oilfield services company based in Chanute, Kansas. The Company's common stock is listed on The NASDAQ National Market under the symbol "IFNY."

This press release includes statements that may constitute forward-looking statements, usually containing the words "believe, estimate, project, expect" or similar expressions. These statements are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the results of drilling, the availability of third-party financing and other contractual arrangements at the times and on the terms anticipated, fluctuations in the prices of oil and gas, uncertainties inherent in estimating quantities of oil and gas reserves and projecting future rates of production and timing of development activities, competition, operating risks, acquisition risks, liquidity and capital requirements, the effects of governmental regulation, adverse changes in the market for the company's oil and gas production, continued acceptance of the company's oil field services in their marketplace, dependence upon third-party vendors and other risks detailed in the company's periodic reports and filings with the Securities and Exchange Commission. By making these forward-looking statements, the company undertakes no obligation to update these statements for revisions or changes after the date of this call.

                       INFINITY, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

                                     ASSETS
                                                                         Sept.30, 2003         Dec. 31, 2002
                                                                              --------         -------------
Current Assets                                                             (Unaudited)
     Cash                                                                 $   1,336,536         $    867,017
     Accounts receivable, less allowance for doubtful
         accounts of $25,000                                                  1,889,890            1,493,224
     Inventories                                                                381,810              340,217
     Prepaid expenses and other                                                 260,867              278,510
     Derivative instruments                                                     858,335                  ---
                                                                          -------------         ------------
         Total current assets                                                 4,727,438            2,978,968

Oil and gas properties, using full cost accounting net
     of accumulated depreciation, depletion and amortization
              Subject to amortization                                        20,120,384           19,107,427
              Not subject to amortization                                    17,634,409           13,176,850
Property and equipment, at cost, less accumulated
     depreciation and impairment                                             10,450,435           10,315,068
Intangible assets, at cost, less accumulated amortization                     4,815,639            5,299,881
Notes receivable, less current portion                                        1,584,938            1,597,053
Other assets, net                                                               134,855              655,022
                                                                          -------------         ------------
Total assets                                                              $  59,468,098         $ 53,130,269
                                                                          =============         ============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
     Current portion of long-term debt                                        1,849,339            2,227,195
     Accounts payable                                                         1,167,702            2,875,900
     Accrued expenses                                                         1,463,062              969,526
                                                                          -------------         ------------
         Total current liabilities                                            4,480,103            6,072,621
Long-term liabilities
     Asset retirement obligations                                               460,226                  ---
     8% subordinated convertible notes payable                                2,868,000            4,243,000
     7% subordinated convertible notes payable                               10,830,000           12,540,000
     Long-term debt, related party                                            3,000,000            3,000,000
     Long-term debt, less current portion                                     9,711,299            4,464,156
                                                                          -------------         ------------
         Total liabilities                                                   31,349,628           30,319,777
                                                                          -------------         ------------
Stockholders' equity
     Common stock, par value $.0001, authorized 300,000,000
       shares, issued and outstanding 8,183,046 shares;
       7,558,462 shares                                                             818                  756
     Additional paid-in-capital                                              32,614,147           22,870,449
     Accumulated other comprehensive gain (loss)                                858,335             (77,301)
     (Accumulated deficit)/retained earnings                                (5,354,830)               16,588
                                                                          -------------         ------------
         Total stockholders' equity                                          28,118,470           22,810,492
                                                                          -------------         ------------
Total liabilities and stockholders' equity                                $  59,468,098         $ 53,130,269
                                                                          =============         ============

                       INFINITY, INC. AND SUBSIDIARIES
              CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

                                                                       Three Months Ended September 30,
                                                                        2003                      2002
                                                                        ----                      ----
Revenues
 Oil and gas service operations                                    $   3,678,867               $ 2,398,449
 Oil and gas sales                                                     1,562,639                   418,552
                                                                   -------------               -----------

Total revenues                                                         5,241,506                 2,817,001
                                                                   -------------               -----------

Cost of sales
 Oil and gas service operations                                        1,823,966                 1,251,743
 Oil and gas production expenses                                         489,785                   373,297
 Oil and gas production taxes                                            163,444                    28,774
                                                                   -------------               -----------

     Total cost of sales                                               2,477,195                 1,653,814
                                                                   -------------               -----------

Gross profit                                                           2,764,311                 1,163,187
                                                                   -------------               -----------

General and administrative expense                                     1,239,062                 1,226,994
Depreciation, depletion and amortization expense                         869,558                   271,375
                                                                   -------------               -----------
   Total other operating expenses                                      2,108,620                 1,498,369
                                                                   -------------               -----------

     Operating income (loss)                                             655,691                 (335,182)
                                                                   -------------               -----------

Other income (expense)
     Interest & other income                                              35,961                    59,982
     Amortization of non-cash loan costs                             (4,230,469)                       ---
     Amortization of cash loan costs                                 (  410,883)                       ---
     Interest expense                                                (  552,114)                 (202,388)
     Loss on sales of assets                                         (   23,392)                       ---
                                                                   -------------               -----------
             Total other income (expense)                            (5,180,897)                 (142,406)
                                                                   -------------               -----------

Net loss before income taxes                                         (4,525,206)                 (477,588)

Income tax benefit                                                           ---                   184,000
                                                                   -------------               -----------

     Net loss                                                      $ (4,525,206)               $ (293,588)
                                                                   -------------               -----------

Net loss per common share                                          $      (0.55)               $    (0.04)
                                                                   -------------               -----------
Net loss per diluted common share                                  $      (0.55)               $    (0.04)
                                                                   -------------               -----------

Weighted average diluted shares outstanding                            8,178,003                 7,431,146

                       INFINITY, INC. AND SUBSIDIARIES
              CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

                                                                      Nine Months Ended September 30,
                                                                           --------------------------
                                                                       2003                       2002
                                                                       ----                       ----
Revenues
 Oil and gas service operations                                    $   8,552,827              $  5,901,636
 Oil and gas sales                                                     5,296,729                 1,622,274
                                                                   -------------              ------------

Total revenues                                                        13,849,556                 7,523,910
                                                                   -------------              ------------

Cost of sales
 Oil and gas service operations                                        4,556,122                 3,258,101
 Oil and gas production expenses                                       1,783,065                 1,127,504
 Oil and gas production taxes                                            589,793                   144,118
                                                                   -------------              ------------

     Total cost of sales                                               6,928,980                 4,529,723
                                                                   -------------              ------------

Gross profit                                                           6,920,576                 2,994,187
                                                                   -------------              ------------

General and administrative expense                                     4,028,375                 3,231,830
Depreciation, depletion and amortization expense                       1,928,250                   930,770
                                                                   -------------              ------------
  Total other operating expenses                                       5,956,625                 4,162,600
                                                                   -------------              ------------

     Operating income (loss)                                             963,951               (1,168,413)
                                                                   -------------              ------------

Other income (expense)
     Interest income & other income                                      114,737                    65,723
     Amortization of non-cash loan costs                            ( 4,825,913)                (  36,195)
     Amortization of cash loan costs                                (   476,356)                (   4,474)
     Interest expense                                               ( 1,120,751)                ( 517,093)
     Gain (loss) on sales of assets                                 (    27,086)                     7,998
                                                                   -------------              ------------
             Total other (expense)                                  ( 6,335,369)                 (484,041)
                                                                   -------------              ------------

Net loss before income taxes                                        ( 5,371,418)               (1,652,454)

Income tax benefit                                                           ---                   636,000
                                                                   -------------              ------------

     Net loss                                                      $ (5,371,418)              $(1,016,454)
                                                                   -------------              ------------

Net loss per common share                                          $      (0.67)              $     (0.14)
                                                                   -------------              ------------
Net loss per diluted common share                                  $      (0.67)              $     (0.14)
                                                                   -------------              ------------

Weighted average diluted shares outstanding                            7,998,635                 7,103,359

                       INFINITY, INC. AND SUBSIDIARIES
              CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

                                                                               Nine Months Ended September 30,

                                                                                2003                2002
Cash flows from operating activities
     Net loss                                                             $  (5,371,418)     $ (1,016,454)
     Adjustments to reconcile net loss to net cash
         provided by/(used in) operating activities
              Depreciation, depletion and amortization                         1,928,250           930,770
              Amortization of loan costs included in
                  interest expense                                             5,302,269            40,669
              Deferred income taxes                                                  ---         (636,000)
              (Gain)/Loss on sale of assets                                       27,086           (7,998)
              (Increase) decrease in operating assets
                  Accounts receivable                                        (  396,666)          (66,294)
                  Inventories                                                (   41,593)          (14,496)
                  Prepaid expenses                                           (   29,852)         (101,159)
              Increase (decrease) in operating liabilities
                  Accounts payable                                           (1,444,817)       (1,269,528)
                  Accrued expenses                                               666,788           450,002
                                                                          --------------     -------------
Net cash provided by/(used in) operating activities                              640,047       (1,690,488)
                                                                          --------------     -------------

Cash flows from investing activities
     Proceeds from sale of marketable securities                                     ---           750,000
     Investment in marketable securities                                             ---         (675,616)
     Investment in oil and gas properties                                    (3,551,079)      (10,027,540)
     Investment in other assets and intangibles                              (  685,545)       (1,043,275)
     Purchase of property and equipment                                      (  447,746)       (1,311,654)
     Proceeds from sale of oil and gas properties                                    ---           180,000
     Proceeds from sale of property and equipment                                 44,211           160,000
     Payment on Notes Receivable                                                  11,218             3,529
                                                                          --------------     -------------
Net cash used in investing activities                                        (4,628,941)      (11,964,556)
                                                                          --------------     -------------

Cash flows from financing activities
     Proceeds from notes payable                                              11,452,861         2,397,499
     Sale of subordinated notes                                                      ---        12,540,000
     Increase in borrowings on long-term debt                                        ---         3,821,117
     Proceeds from issuance of common stock                                      820,482         1,663,489
     Repayment of long-term debt                                             (7,814,930)       (6,139,586)
                                                                          --------------     -------------
     Net cash provided by financing activities                                 4,458,413        14,282,519
                                                                          --------------     -------------

Net increase/(decrease) in cash                                                  469,519           627,475

Cash, beginning of period                                                        867,017           665,898
                                                                          --------------     -------------
Cash, end of period                                                       $    1,336,536     $   1,293,373
                                                                          ==============     =============

                          Oil Field Service Statistics
                          Quarters ended September 30,
                      ($ in millions before cash discounts)

                      2003                 2002           CHANGE
                ----------------    ---------------   ---------------
   JOB TYPE     JOBS     REVENUE    JOBS    REVENUE   JOBS    REVENUE
   Cementing     536      $1.3       324     $0.8      212     $0.5
   Acidizing     256      $0.4       210     $0.3       46     $0.1
   Fracturing    374      $2.1       211     $1.2      163     $0.8


                                Infinity-Wyoming
                              Production Statistics

                                Pipeline             Labarge              Total
Volumes in 000's:           2003       2002       2003     2002         2003  2002
-----------------           ----       ----       ----     ----         ----  ----
Oil Sales Volumes (bls)      14.2        5.7        0.0      0.2        14.2       5.8
Gas Sales Volumes (mcf)     246.6      125.0        8.1     19.5       254.7     144.8
MCF Equivalents             332.1      158.9        8.1     20.6       340.0     179.7

Values in 000's:
----------------
Oil Revenue                $421.8     $168.3       $0.0     $0.0      $421.8    $168.3
Gas Revenue              $1,104.6     $226.7      $36.2    $23.6    $1,140.8    $250.2

Production Expense         $178.4     $124.4     $126.1   $137.0      $318.1    $281.0
Production Taxes           $160.0      $25.6       $3.5     $3.2      $163.4     $28.7
Transportation Expense     $159.1      $82.3       $4.2     $7.3      $163.4     $89.7

Per MCF Equivalent:
-------------------
Revenue                     $4.60      $2.49      $4.46    $1.14       $4.60     $2.33
Production Expense          $0.54      $0.78     $15.53    $6.65       $0.94     $1.56
Production Taxes            $0.48      $0.16      $0.43    $0.15       $0.48     $0.15
Transportation Expense      $0.48      $0.52      $0.52    $0.36       $0.48     $0.50

                          Oil Field Service Statistics
                         Nine Months Ended September 30,
                      ($ in millions before cash discounts)

                       2003                 2002           CHANGE
                -----------------    --------------    ---------------
  JOB TYPE       JOBS     REVENUE    JOBS   REVENUE    JOBS    REVENUE
   Cementing    1,223      $3.1       679     $1.8      544     $1.3
   Acidizing      702      $1.0       600     $0.8      102     $0.2
   Fracturing     820      $4.8       670     $3.4      150     $1.4


                                Infinity-Wyoming
                              Production Statistics


                              Pipeline             Labarge               Total
Volumes in 000'S:         2003       2002       2003     2002       2003       2002
-----------------         ----       ----       ----     ----       ----       ----
Oil Sales Volumes (bls)    47.1       34.0        0.1      0.2        47.2      34.2
Gas Sales Volumes (mcf)   861.4      459.8       22.2     24.1       883.6     484.9
MCF Equivalent          1,144.1      664.0       22.9     25.2     1,166.6     690.0

Values in 000'S:
----------------
Oil Revenue            $1,437.4     $657.2       $2.7     $0.0    $1,440.1    $657.2
Gas Revenue            $3,760.3     $747.8      $96.3    $32.8    $3,856.6    $780.6

Production Expense       $453.3     $378.3     $691.8   $277.4    $1,169.6    $714.3
Production Taxes         $579.1     $138.4      $10.7     $4.6      $589.8    $143.0
Transportation Expense   $604.4     $200.6       $8.3     $8.6      $612.6    $209.2

Per MCF Equivalent:
-------------------
Revenue                   $4.54      $2.12      $4.33    $1.30       $4.54     $2.08
Production Expense        $0.40      $0.57     $30.27   $10.99       $1.00     $1.04
Production Taxes          $0.51      $0.21      $0.47    $0.18       $0.51     $0.21
Transportation Expense    $0.53      $0.30      $0.36    $0.34       $0.53     $0.30